SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 30, 2010

DIAMOND RANCH FOODS, LTD.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-51206 (Commission File Number)	20-1389815 (IRS Employer Identification No.)
355 Food Center Drive B-1 Bronx, NY (principal executive offices)	10474 (Zip Code)

Registrant's telephone number, including area code:  (718) 991-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountants.

On August 30, 2010, Gruber & Company, LLC. (“Gruber”) informed the Registrant that it would not stand for re-election as the Registrant’s independent public accountant.

 On September 28, 2010, the Registrant engaged M&K CPAS, PLLC (“M&K”) as the Registrant’s independent public accountants.  M&K has been engaged to review the Registrant’s unaudited interim financial information, commencing with the quarter ended September 30, 2010, and to perform an audit of the Registrant and report on the financial statements for the fiscal year ending March 31, 2011.   Besides a standard going concern qualification, Gruber’s report on the financial statements for the both of the two past fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.  The decision to change accountants was approved by the registrant’s board of directors.  During the fiscal years ended March 31, 2010 and March 31, 2009, and any subsequent interim period through August 30, 2010, when our former auditor declined to stand for re-election, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in its report.

During the two most recent fiscal years and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted M&K regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that M&K concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Section 9 - Financial Statements and Exhibits

Item 9.01 Exhibits.

(d) Exhibits:

Exhibit No.	Document
16.1	Letter, dated October 6, 2010, of Gruber & Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2010	Diamond Ranch Foods, Ltd.

By /s/ Victor Petrone Victor Petrone
Chief Operating Officer and Chief Financial Officer